     As filed with the Securities and Exchange Commission on August 28, 2000
                                                      Registration No. 333-44564
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------
                         PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                              --------------------

                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

           DELAWARE
(State or other jurisdiction of                        95-2841597
 incorporation or organization)          (I.R.S. employer identification number)


                            HARKEN ENERGY CORPORATION
                         16285 PARK TEN PLACE, SUITE 600
                              HOUSTON, TEXAS 77084
                                 (281) 717-1300
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                               KAREN KERR-JOHNSON
                            ASSISTANT GENERAL COUNSEL
                            HARKEN ENERGY CORPORATION
                         16285 PARK TEN PLACE, SUITE 600
                              HOUSTON, TEXAS 77084
                                 (281) 717-1300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

                              --------------------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                                                            ---------------

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                                     ---------------

         If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]




THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATION OF FILING

     This Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 is being filed to correct Exhibit 23.2, the correct copy of which is attached hereto.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 28, 2000.


                                         HARKEN ENERGY CORPORATION



                                                       *
                                         -----------------------------------
                                         Mikel D. Faulkner, Chairman of the
                                         Board and Chief Executive Officer


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature                                    Title                                Date

              *                                                                         August 28, 2000
-------------------------------
Mikel D. Faulkner                      Chairman of the Board and Chief Executive
                                       Officer (Principal Executive Officer)
              *
-------------------------------        President, Chief Operating Officer               August 28, 2000
Bruce N. Huff                          (Principal Accounting Officer and
                                       Principal Financial Officer) and Director

              *
-------------------------------        Vice Chairman, Director                          August 28, 2000
Stephen C. Voss

              *
-------------------------------
J. William Petty                       Director                                         August 28, 2000


              *
-------------------------------
Michael M. Ameen, Jr.                  Director                                         August 28, 2000



-------------------------------                                                         August 28, 2000
Hobart A. Smith                        Director


                                                                                        August 28, 2000
-------------------------------
Gary B. Wood                           Director


              *                                                                         August 28, 2000
-------------------------------
Larry Akers                            Director

*Karen Kerr-Johnson, by signing her name hereto, does hereby sign this Registration Statement on behalf of Harken Energy Corporation and each of the above-named officers and directors of such Company pursuant to powers of attorney, executed on behalf of Harken and each officer and director.

/s/ KAREN KERR-JOHNSON
---------------------------
Karen Kerr-Johnson,
Attorney-in-Fact

                                INDEX TO EXHIBITS


EXHIBIT
NUMBERS                    DESCRIPTION
-----------                -----------
   4.1      Form of certificate representing shares of Harken common stock, par value $.01 per share (filed as Exhibit 1 to Harken's Registration
            Statement on Form 8-A, File No. 0-9207, and incorporated by reference herein).

   4.2      Certificate of Designations, Powers, Preferences and Rights of
            Series A Cumulative Convertible Preferred Stock, $1.00 par value, of
            Harken Energy Corporation (filed as Exhibit 4.1 to Harken's Annual
            Report on Form 10-K for the fiscal year ended December 31, 1989, File No. 0-9207, and incorporated by reference herein).

   4.3      Certificate of Designations, Powers, Preferences and Rights of
            Series B Cumulative Convertible Preferred Stock, $1.00 par value, of
            Harken Energy Corporation (filed as Exhibit 4.2 to Harken's Annual
            Report on Form 10-K for the fiscal year ended December 31, 1989, File No. 0-9207, and incorporated by reference herein).

   4.4      Certificate of the Designations, Powers, Preferences and Rights of
            Series C Cumulative Convertible Preferred Stock, $1.00 par value of
            Harken Energy Corporation (filed as Exhibit 4.3 to Harken's Annual
            Report on Form 10-K for fiscal year ended December 31, 1989, File
            No. 0-9207, and incorporated by reference herein).

   4.5 Certificate of the Designations of Series D Preferred Stock, $1.00 par value of Harken Energy Corporation (filed as Exhibit 4.3 to
            Harken's Quarterly Report on Form 10-Q for the fiscal quarter ended
            September 30, 1995, File No. 0-9207, and incorporated by reference herein).

   4.6      Rights Agreement, dated as of April 6, 1999, by and between Harken
            Energy Corporation and ChaseMellon Shareholder Services L.L.C., as
            Rights Agent (filed as Exhibit 4 to Harken's Current Report on Form
            8-K dated April 7, 1999, File No. 0-9207, and incorporated by reference herein).

   4.7      Certificate of Designations of Series E Junior Participating
            Preferred Stock (filed as Exhibit B to Exhibit 4 to Harken's Current
            Report on Form 8-K dated April 7, 1999, File No. 0-9207, and incorporated by reference herein).

   4.8      Certificate of Designations, Preferences and Rights of Series F
            Convertible Preferred Stock (filed as Exhibit 4.8 to Harken's
            Quarterly Report on Form 10-Q for the period ended March 31, 1999,
            File No. 0-9207, and incorporated by reference herein).

 **5.1      Opinion of Karen Kerr-Johnson

**23.1      Consent of Arthur Andersen LLP.

 *23.2      Consent of Gaffney, Cline & Associates, Inc.

**23.3 Consent of Karen Kerr-Johnson (included in opinion filed as Exhibit 5.1).

**24.1      Powers of Attorney.

          *  Filed herewith.
         **  Previously filed.